DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey Municipal Bond Fund, Inc. For its annual reporting period ended December 31, 1996, your Fund provided a total return of 3.43% * Income dividends of approximately $.717 per share were paid, exempt from Federal and State of New Jersey personal income taxes. This is equivalent to an annualized tax-free distribution rate per share of 5.38%.** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board _ a private research group _ that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods _ those items intended to last three or more years _ declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
    Since our last letter to you at the end of June, when the bond market corrected nearly 100 basis points for the first six months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized, vacillating around the 7% level until mid-October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996. At the close of 1996, taxable bonds lost ground from the 6.50% yield level moving back to the 6.85% range, while municipal bonds held more of their value moving back to outperformance status. In New Jersey, the total amount of bonds issued in recent years has been constant, but the proportion of negotiated longer-maturity paper available for purchase to the Fund has fallen. This condition has helped enhance the value of many existing holdings and has encouraged a lower cash position.
THE PORTFOLIO
    The portfolio typically holds many high coupon bonds that help the Fund derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Those transactions placed the fund in the 72nd percentile for total return and in the 92nd percentile for 12-month yield in the 1996 year. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the Fund) is only slightly longer than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. As of the end of the reporting period, the tax-exempt market was attractively valued compared to taxable fixed income equivalents. We believe the current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced.
    Included in this report is a series of detailed statements about the Fund's holdings and financial condition. We hope you find them informative and greatly appreciate your support.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]


                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distribution.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.                                                          DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW JERSEY
MUNICIPAL BOND FUND, INC.
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
Dollars
$21,724
Lehman Brothers
Municipal Bond Index*
$20,905
Dreyfus New Jersey
Municipal Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (11/6/87)
                      December 31, 1996             December 31, 1996            to December 31, 1996
                     ____________________           ____________________        ______________________
                            3.43%                         6.61%                         8.39%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Jersey Municipal Bond Fund, Inc. on 11/6/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the index on 10/31/87 is used as the beginning value on 11/6/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New Jersey municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                              DECEMBER 31, 1996
                                                                                                     Principal
Long-Term Municipal Investments_100.0%                                                                 Amount          Value
                                                                                                        ______         ______
New Jersey_78.6%
Atlantic County Utilities Authority, Solid Waste System Revenue:
  7%, 3/1/2008..............................................................                    $    4,250,000    $ 4,276,010
  7.125%, 3/1/2016..........................................................                         6,650,000      6,676,001
Brick Township Municipal Utilities Authority, Water and Sewer Revenue,
Refunding
  5%, 12/1/2016 (Insured; FGIC).............................................                         4,950,000      4,689,729
City of Camden:
  Zero Coupon, 2/15/2010 (Insured; FSA).....................................                         2,500,000      1,255,225
  Zero Coupon, 2/15/2012 (Insured; FSA).....................................                         4,585,000      2,051,925
Camden County Municipal Utilities Authority, Sewer Revenue:
  8.25%, 12/1/2017 (Prerefunded 12/1/1997) (Insured; FGIC) (a)..............                         3,450,000      3,661,485
  Refunding 5.125%, 7/15/2017 (Insured; FGIC)...............................                        15,000,000     14,392,650
Camden County Pollution Control Financing Authority, Solid Waste Disposal and
  Resource Recovery System Revenue 7.50%, 12/1/2010.........................                        13,000,000     13,035,490
Delaware River and Bay Authority, Highway Toll Revenue 5.25%, 1/1/2026 (Insured; FGIC)              19,200,000     18,494,784
Delaware River Port Authority, Highway Toll Revenue 5.50%, 1/1/2026 (Insured; FGIC)                 13,020,000     12,843,579
East Orange:
  Zero Coupon, 8/1/2010 (Insured; FSA)......................................                         4,240,000      2,077,939
  Zero Coupon, 8/1/2011 (Insured; FSA)......................................                         2,500,000      1,141,275
Essex County Improvement Authority, Lease Revenue
  7%, 12/1/2020 (Prerefunded 12/1/2000) (Insured; AMBAC) (a)................                         4,000,000      4,453,800
Evesham Township Board of Education, COP, Lease Purchase Agreement
  6.875%, 9/1/2011 (Insured; FGIC)..........................................                         3,050,000      3,380,040
Gloucester County Utilities Authority, Sewer Revenue, Refunding
  5.45%, 1/1/2024 (Insured; MBIA)...........................................                         2,000,000      1,981,860
Gloucester Township Municipal Utilities Authority, Sewer Revenue, Refunding
  5.65%, 3/1/2018 (Insured; AMBAC)..........................................                         2,530,000      2,607,393
Howell Township, Refunding 6.80%, 1/1/2014 (Insured; FGIC)..................                         5,000,000      5,498,800
Hudson County Improvement Authority:
  Facility Lease Revenue 7.969%, 12/1/2025 (Insured; FGIC) (b,c)............                        13,835,000     14,561,337
  MFHR (Conduit Financing - Observer Park Project) 6.90%, 6/1/2022 (Insured; FNMA)                   4,190,000      4,384,751
Jersey City:
  Zero Coupon, 5/15/2010 (Insured; FSA).....................................                         4,745,000      2,351,337
  5.375%, 10/1/2013.........................................................                         1,000,000        986,880
  5.25%, 10/1/2016..........................................................                         3,080,000      3,007,589
  Refunding:
    6%, 10/1/2008 (Insured; AMBAC)..........................................                         2,490,000      2,707,850
    6%, 10/1/2009 (Insured; AMBAC)..........................................                         1,890,000      2,046,927
Keansburg Board of Education, COP 8%, 11/1/2014 (Prerefunded 11/1/1999) (a).                         5,000,000      5,578,900
Manchester Township Board of Education, COP
  7.20%, 12/15/2009 (Prerefunded 12/15/1998) (Insured; MBIA) (a)............                         4,175,000      4,507,497

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1996
                                                                                                       Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
New Jersey (continued)
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
  (Resource Recovery Project):
    6.80%, 4/1/2005.........................................................                    $    4,730,000  $   4,615,960
    6.70%, 4/1/2013 (Insured; FGIC).........................................                        11,000,000     11,012,210
Monmouth County Improvement Authority, Revenue (Asbury Park Project)
  7.375%, 12/1/2009 (Prerefunded 12/1/1999) (a).............................                         3,000,000      3,301,020
New Brunswick Parking Authority, Revenue, Refunding
  7.125%, 9/1/2015 (Prerefunded 9/1/1999) (Insured; FGIC) (a)...............                         2,000,000      2,175,520
State of New Jersey, Refunding 6%, 7/15/2010................................                         7,400,000      8,026,410
New Jersey Building Authority, Building Revenue, Refunding 5%, 6/15/2015....                         3,000,000      2,792,850
New Jersey Economic Development Authority, Revenue:
  (Clara Maas Health System Project) 5%, 7/1/2025 (Insured; FSA)............                         4,975,000      4,595,557
  (Community Mental Health Loan Program) 8.50%, 7/1/2017....................                         7,360,000      7,939,674
  District Heating and Cooling
    (Trigen - Trenton District Energy Co. L.P. Project):
      6.10%, 12/1/2004......................................................                         3,375,000      3,521,407
      6.20%, 12/1/2007......................................................                         2,725,000      2,791,708
  Economic Development:
    (American Airlines Inc. Project) 7.10%, 11/1/2031.......................                         2,855,000      3,062,130
    Refunding:
      (Stolt Terminals Inc. Project) 10.50%, 1/15/2018......................                         9,440,000     10,234,376
      (Tevco Inc. Project) 8.125%, 10/1/2009 (LOC; Credit Lyonnais) (d).....                         2,500,000      2,680,625
  First Mortgage (The Evergreens) 9.25%, 10/1/2022..........................                         5,000,000      5,637,550
  Refunding:
    (Morris Hall / Saint Lawrence Inc. Project):
      5.50%, 4/1/2016 (LOC; Corestates Bank) (d)............................                         1,000,000        977,280
      5.50%, 4/1/2027 (LOC; Corestates Bank) (d)............................                         3,500,000      3,357,935
  Waste Paper Recycling (Marcal Paper Mills Inc. Project):
    6.25%, 2/1/2009.........................................................                         6,605,000      6,761,605
    8.50%, 2/1/2010.........................................................                         5,850,000      6,636,065
  Water Facilities:
    (American Water Co. Inc. Project) 6.50%, 4/1/2022 (Insured; FGIC).......                        19,000,000     20,261,220
    (Elizabeth Water Co. Project) 6.70%, 8/1/2021...........................                         3,965,000      4,164,796
New Jersey Educational Facilities Authority, Revenue, Refunding:
  (Seton Hall University Project):
    5.625%, 7/1/2019 (Insured; MBIA)........................................                         4,125,000      4,114,564
    6.85%, 7/1/2019 (Insured; BIGI).........................................                         9,050,000      9,701,781
    7%, 7/1/2021............................................................                         3,500,000      3,698,625
New Jersey Health Care Facilities Financing Authority, Revenue:
  (Kennedy Memorial Hospital University Medical Center) 6%, 7/1/2020........                         4,115,000      4,021,343
  (Kimball Medical Center) 8%, 7/1/2013.....................................                        13,000,000     13,719,810
  (Palisades Medical Center):
    7.50%, 7/1/2006.........................................................                         2,150,000      2,230,023
    7.60%, 7/1/2021.........................................................                         2,350,000      2,446,186
  (Raritan Bay Medical Center) 7.25%, 7/1/2014..............................                        13,000,000     13,717,990

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue (continued):
  Refunding (Saint Josephs Hospital and Medical Center):
    5.75%, 7/1/2016 (Insured; Connie Lee)...................................                    $    1,800,000  $   1,823,436
    6%, 7/1/2026 (Insured; Connie Lee)......................................                         1,000,000      1,028,030
New Jersey Housing and Mortgage Finance Agency, Revenue:
  Multi-Family Housing, Refunding (Presidential Plaza at Newport Project)
    7%, 5/1/2030 (Insured; FHA).............................................                         5,000,000      5,336,000
  Rental Housing 6.75%, 11/1/2022...........................................                         9,310,000      9,595,910
New Jersey Transit Corp., Lease Purchase Agreement, COP (Raymond Plaza East
Inc.)
  6.50%, 10/1/2016 (Insured; FSA)...........................................                         3,945,000      4,343,287
New Jersey Transportation Trust Fund Authority, Refunding (Transportation
System):
  6.50%, 6/15/2011 (Insured; MBIA)..........................................                        11,000,000     12,434,290
  7%, 6/15/2012 (Insured; MBIA).............................................                         6,000,000      7,063,380
  5%, 6/15/2015 (Insured; MBIA).............................................                        15,000,000     14,178,450
New Jersey Turnpike Authority, Turnpike Revenue, Refunding
  6.50%, 1/1/2016 (Insured; MBIA)...........................................                        14,665,000     16,595,061
North Hudson Sewer Authority, Sewer Revenue 5.125%, 8/1/2022 (Insured; FGIC)                         2,900,000      2,753,376
North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South
Project)
  6%, 7/1/2019 (Insured; MBIA)..............................................                         2,000,000      2,145,700
Ocean County Pollution Control Financing Authority, PCR, Refunding (Ciba
Geigy Corp. Project)
  6%, 5/1/2020..............................................................                        11,700,000     12,062,232
Passaic County Utilities Authority, Solid Waste System Revenue 7%, 11/15/2007                        1,500,000      1,471,620
Port Authority of New York and New Jersey:
  (Delta Airlines Inc. Project) 6.95%, 6/1/2008.............................                         7,200,000      7,624,008
  Special Obligation Revenue (Continental-Eastern LaGuardia Project)
    9.125%, 12/1/2015.......................................................                         6,500,000      7,359,495
Salem County Industrial Pollution Control Financing Authority, PCR
  (Public Service Electric and Gas Co.) 5.45%, 2/1/2032 (Insured; MBIA).....                         4,250,000      4,036,947
Union County Utilities Authority, Solid Waste Revenue:
  7.10%, 6/15/2006..........................................................                         1,625,000      1,667,364
  7.15%, 6/15/2009..........................................................                         2,750,000      2,821,583
  7.20%, 6/15/2014..........................................................                        10,000,000     10,167,400
University of Medicine and Dentistry 7.20%, 12/1/2019 (Prerefunded 12/1/1999) (a)                    5,710,000      6,274,034
Western Monmouth Utilities Authority, Sewer Revenue, Refunding
  5.60%, 2/1/2014 (Insured; AMBAC)..........................................                         2,190,000      2,224,120
West New York Municipal Utilities Authority, Sewer Revenue, Refunding
  7.30%, 12/15/2017 (Prerefunded 12/15/2000) (Insured; FGIC) (a)............                         6,250,000      7,032,062
West Windsor-Plainsboro Regional School District:
  5.50%, 12/1/2015 (Insured; FGIC)..........................................                         2,700,000      2,709,747
  5.50%, 12/1/2016 (Insured; FGIC)..........................................                         2,700,000      2,707,560
  5.50%, 12/1/2017 (Insured; FGIC)..........................................                         2,700,000      2,703,159

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
New Jersey (continued)
West Windsor-Plainsboro Regional School District (continued):
  5.50%, 12/1/2018 (Insured; FGIC)..........................................                    $    2,700,000  $   2,694,735
  5.50%, 12/1/2019 (Insured; FGIC)..........................................                         2,700,000      2,694,627
  5.50%, 12/1/2020 (Insured; FGIC)..........................................                         2,700,000      2,690,955
U.S. Related_21.4%
Commonwealth of Puerto Rico:
  5.65%, 7/1/2015 (Insured; MBIA)...........................................                         2,000,000      2,071,120
  7.30%, 7/1/2020 (Prerefunded 7/1/2000) (a)................................                        10,850,000     12,150,156
  5.40%, 7/1/2025...........................................................                        21,300,000     20,361,522
  Public Improvement 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a).............                         5,400,000      6,106,320
  Refunding 5.375%, 7/1/2022 (Insured; MBIA)................................                        10,975,000     10,721,916
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding 5%, 7/1/2019...                        10,325,000      9,457,803
Puerto Rico Electric Power Authority, Power Revenue, Refunding 5.50%, 7/1/2025                       5,000,000      4,802,150
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.208%, 7/1/2007 (b)......................................................                        11,100,000     11,211,000
  5.923%, 7/1/2009 (b)......................................................                         2,950,000      2,913,125
  7.75%, 7/1/2016 (Prerefunded 7/1/2000) (a)................................                         3,460,000      3,924,886
  6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002) (a).....................                        13,000,000     14,593,670
  6.625%, Series T, 7/1/2018 (Prerefunded 7/1/2002) (a).....................                         2,040,000      2,290,084
  5%, 7/1/2022..............................................................                         2,500,000      2,233,900
  5.50%, 7/1/2026...........................................................                         3,500,000      3,388,455
  5%, 7/1/2036..............................................................                         8,000,000      7,187,280
  5.50%, 7/1/2036...........................................................                         3,000,000      2,922,240
Puerto Rico Ports Authority, Special Facilities Revenue (American Airlines
Inc. Project)
  6.25%, 6/1/2026 (Guaranteed; AMR Corp.)...................................                         3,000,000      3,076,110
Puerto Rico Public Building Authority, Guaranteed Public Education and Health
Facilities
  Refunding 5.75%, 7/1/2015 (Guaranteed; Commonwealth of Puerto Rico).......                         2,500,000      2,484,525
University of Puerto Rico, University Revenues 5.25%, 6/1/2025 (Insured; MBIA)                       5,100,000      4,935,321
                                                                                                                      _______
TOTAL INVESTMENTS
  (cost $567,372,362).......................................................                                     $593,917,424
                                                                                                                      =======

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
BIGI          Bond Investors Guaranty Insurance                  LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             _______                        ________________           __________________
AAA                                Aaa                            AAA                               55.1%
AA                                 Aa                             AA                                 4.3
A                                  A                              A                                 19.5
BBB                                Baa                            BBB                                9.1
BB                                 Ba                             BB                                 1.8
B                                  B                              B                                  1.2
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      9.0
                                                                                                     ___
                                                                                                   100.0%
                                                                                                     ===

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, this security amounted to $14,561,337 or 2.5% of net assets.
    (d)  Secured by letter of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g)  At December 31, 1996, the Fund had $150,333,795 (25.3% of net
    assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           DECEMBER 31, 1996
                                                                                                     Cost            Value
                                                                                                   ______            ______
ASSETS:                          Investments in securities_See Statement of Investments      $567,372,362      $593,917,424
                                 Interest receivable........................                                     11,539,907
                                 Prepaid expenses...........................                                         24,619
                                                                                                                     ______
                                                                                                                605,481,950
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      352,799
                                 Due to Distributor.........................                                          6,893
                                 Cash overdraft due to Custodian............                                     10,959,338
                                 Payable for Common Stock redeemed..........                                         84,019
                                 Accrued expenses...........................                                        129,779
                                                                                                                     ______
                                                                                                                 11,532,828
                                                                                                                     ______
NET ASSETS..................................................................                                   $593,949,122
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                   $566,200,226
                                 Accumulated net realized gain (loss) on investments                              1,203,834
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 3                            26,545,062
                                                                                                                     ______
NET ASSETS..................................................................                                   $593,949,122
                                                                                                                     ======
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                     45,675,957
NET ASSET VALUE, offering and redemption price per share_Note 2(d)..........                                         $13.00
                                                                                                                        ===







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                   $ 38,202,705
EXPENSES:                        Management fee_Note 2(a)...................                  $   3,662,218
                                 Shareholder servicing costs_Note 2(b)......                      1,850,322
                                 Professional fees..........................                         57,339
                                 Custodian fees.............................                         56,906
                                 Directors' fees and expenses_Note 2(c).....                         40,218
                                 Prospectus and shareholders' reports_Note 2(b)                      15,060
                                 Registration fees..........................                          5,189
                                 Miscellaneous..............................                         38,640
                                                                                                     ______
                                       Total Expenses.......................                      5,725,892
                                 Less_reduction in management fee due to
                                     undertaking_Note 2(a)..................                       (842,935)
                                                                                                     ______
                                       Net Expenses.........................                                      4,882,957
                                                                                                                     ______
INVESTMENT INCOME_NET.......................................................                                     33,319,748
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                  $   9,376,479
                                 Net unrealized appreciation (depreciation) on investments      (22,801,500)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                    (13,425,021)
                                                                                                                     ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $ 19,894,727
                                                                                                                     ======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Year Ended                Year Ended
                                                                                December 31, 1996          December 31, 1995
                                                                               __________________          __________________
OPERATIONS:
    Investment income_net............................................              $   33,319,748              $   35,059,403
    Net realized gain (loss) on investments..........................                   9,376,479                   4,018,796
    Net unrealized appreciation (depreciation) on investments........                 (22,801,500)                 49,285,419
                                                                                          _______                     _______
      Net Increase (Decrease) in Net Assets Resulting from Operations                  19,894,727                  88,363,618
                                                                                          _______                     _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net............................................                 (33,505,718)                (34,967,410)
    Net realized gain on investments.................................                 (10,462,166)                   (187,311)
                                                                                          _______                     _______
      Total Dividends................................................                 (43,967,884)                (35,154,721)
                                                                                          _______                     _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold....................................                 602,957,562                 345,417,332
    Dividends reinvested.............................................                  33,582,759                  26,626,785
    Cost of shares redeemed..........................................                (672,354,345)               (348,941,494)
                                                                                          _______                     _______
      Increase (Decrease) in Net Assets from Capital Stock Transactions               (35,814,024)                 23,102,623
                                                                                          _______                     _______
          Total Increase (Decrease) in Net Assets....................                 (59,887,181)                 76,311,520
NET ASSETS:
    Beginning of Period..............................................                 653,836,303                 577,524,783
                                                                                          _______                     _______
    End of Period....................................................               $ 593,949,122               $ 653,836,303
                                                                                          =======                     =======
UNDISTRIBUTED INVESTMENT INCOME_NET..................................                       ___               $       185,970
                                                                                          _______                     _______
                                                                                           Shares                     Shares
                                                                                          _______                     _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold......................................................                  46,189,858                  26,279,832
    Shares issued for dividends reinvested...........................                   2,568,077                   2,027,922
    Shares redeemed..................................................                 (51,413,282)                (26,516,887)
                                                                                          _______                     _______
      Net Increase (Decrease) in Shares Outstanding..................                  (2,655,347)                  1,790,867
                                                                                          =======                     =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended December 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........              $13.53      $12.41      $14.03      $13.17      $13.06
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income_net........................                 .72         .74         .78         .79         .80
    Net realized and unrealized gain (loss)
      on investments.............................                (.30)       1.12       (1.61)        .88         .31
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                 .42        1.86        (.83)       1.67        1.11
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income_net.........                (.72)       (.74)       (.77)       (.79)       (.80)
    Dividends from net realized gain on investments              (.23)      (.00)*         ._        (.02)       (.20)
    Dividends in excess of net realized gain
      on investments.............................                  ._          ._        (.02)         ._          ._
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................                (.95)       (.74)       (.79)       (.81)      (1.00)
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............              $13.00      $13.53      $12.41      $14.03      $13.17
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN..........................                3.43%      15.29%      (6.02%)     12.97%       8.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .80%        .80%        .77%        .72%        .73%
    Ratio of net investment income
      to average net assets......................                5.46%       5.67%       5.94%       5.74%       6.06%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .14%        .15%        .20%        .25%        .25%
    Portfolio Turnover Rate......................               31.30%      24.37%      10.02%       6.05%      33.58%
    Net Assets, end of period (000's Omitted)....            $593,949    $653,836    $577,525    $725,815    $614,529
    *Amount represents less than $.01 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Fund's
Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11 \2 % of the value of the Fund's average net assets for any full fiscal year, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) undertaken from January 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $842,935 during the period ended December 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which they will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full year. During the period ended December 31, 1996, $1,527,513 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $211,435 during the period ended December 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance.
NOTE 3_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $187,986,464 and $204,846,401, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $26,545,062, consisting of $28,595,741 gross unrealized appreciation and $2,050,679 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31,
1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
January 29, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1996:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and
    _ the $.1784 per share paid by the Fund on December 5, 1996 represents a long-term capital gain distribution. The Fund also designates $.0506 per share paid as a long-term capital gain distribution paid on August 8, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           750AR9612
[Dreyfus logo]
New Jersey
Municipal
Bond Fund, Inc.
Annual Report
December 31, 1996